UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2026

H2O America

(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)

(408) 279-7800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Introductory Note

On July 7, 2025, H2O America (the “Company”), through its indirect subsidiary, SJWTX, Inc. (“TWC”), entered into an Asset Purchase Agreement (the “Regulated Business APA”) with Quadvest, L.P., a Texas limited partnership, as seller (“Quadvest Retail”), and the Company, as guarantor, pursuant to which, and subject to the terms and conditions set forth therein, Quadvest Retail has agreed to sell, and TWC has agreed to acquire, substantially all of the assets of Quadvest Retail related to the operation of Quadvest Retail’s water and sewer utility business at a purchase price consisting of a base amount of $483.6 million, with certain adjustments based on capital expenditures (the “Regulated Business Transaction”).

Concurrently on July 7, 2025, the Company, through its indirect subsidiary, Texas Water Operation Services, LLC (“TWOS”), and TWC, entered into another Asset Purchase Agreement (the “Wholesale Business APA” and together with the Regulated Business APA, the “Agreements”) with Quadvest Retail and its affiliate, Quadvest Wholesale, LLC, a Texas limited liability company (“Quadvest Wholesale”), pursuant to which, and subject to the terms and conditions set forth therein, Quadvest Wholesale has agreed to sell, and TWOS has agreed to acquire substantially all of the assets of Quadvest Wholesale related to the operation of the Quadvest Wholesale’s wholesale water and sewer business at a purchase price consisting of a base amount of $56.4 million, with certain adjustments based on capital expenditures (the “Wholesale Business Transaction”, and together with the Regulated Business Transaction, the “Transactions”).

The Transactions are subject to the satisfaction of various closing conditions set forth in the Agreements, including the simultaneous closing of both transactions.

The Company filed a Current Report on Form 8-K in connection with the Agreements on July 8, 2025.

This Current Report on Form 8-K includes the audited financial statements of each of Quadvest Retail and Quadvest Wholesale and the notes related thereto for the years ended December 31, 2025.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired

The audited financial statements of each of Quadvest Retail and Quadvest Wholesale and the notes related thereto for the years ended December 31, 2025 are filed as Exhibits 99.1 and 99.2, respectively.

(d)	Exhibits

Exhibit Number	Description of Document

23.1	Consent of Calvetti Ferguson, LLC
99.1	Financial Statements of Quadvest, L.P. as of and for the year ended December 31, 2025.
99.2	Financial Statements of Quadvest Wholesale, LLC as of and for the year ended December 31, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H2O America

Date: March 2, 2026	/s/ Ann P. Kelly
Ann P. Kelly
Chief Financial Officer and Treasurer